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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date Of Report (Date Of Earliest Event Reported):  DECEMBER 6, 1999

                                 HomeBase, Inc.

             (Exact Name Of Registrant As Specified In Its Charter)


        DELAWARE                             1-10259                         33-0109661
(State Or Other Jurisdiction Of      (Commission File Number)    (IRS Employer Identification No.)
       Incorporation)

Support Center Offices
3345 Michelson Drive
Irvine, California                                                             92612
(Address Of Principal Executive Offices)                                     (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (949) 442-5000
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ITEM 5.  OTHER EVENTS.

     On December 6, 1999, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports HomeBase's announcement of the closing of an agreement for a new senior secured five-year $250 million revolving line of credit facility, led by BankBoston Retail Finance Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

     c.  Exhibits

   99.1  December 6, 1999 Press Release of HomeBase.

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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HomeBase, Inc.

                                    By:  /s/  John L. Price
                                    ------------------
Date: December 7, 1999              John L. Price
                                    Vice President, General Counsel
                                    and Secretary

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